                                                                    EXHIBIT 10.o


                  ASSIGNMENT OF CLOSING AND INDEMNITY AGREEMENT
                  ---------------------------------------------


                  THIS ASSIGNMENT OF CLOSING AND INDEMNITY AGREEMENT (the "Assignment"), made as of this 30th day of June, 1993, by and among MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P., a Delaware limited partnership ("Owner"), MARRIOTT CORPORATION, a Delaware corporation ("Marriott"), and NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, a national banking association chartered under the laws of the United States of America and formerly known as The Citizens and Southern National Bank ("Lender").

                                   WITNESSETH:
                                   ----------

                  WHEREAS, on February 7, 1990, pursuant to that certain Loan Agreement dated February 7, 1990 (the "Existing Loan Agreement") between Owner and Lender, Lender made a loan (as modified from time to time, the "Loan") in the original principal amount of One Hundred Twenty-Eight Million and No/100 Dollars ($128,000,000.00) to Owner, which Loan is secured by, among other things, that certain (i) Deed of Trust, Assignment of Rents and Security Agreement from Owner to Lender, dated February 7, 1990 and recorded as document #90-074-706 of the Official Records of Orange County, California, as amended by that certain First Modification of Deed of Trust, Assignment of Rents and Security Agreement and Assignment of Leases dated of even date herewith and to be recorded, (ii) Mortgage, Assignment of Rents and Security Agreement from Owner to Lender, dated February 7, 1990 and recorded in Liber 11260, page 17 of the Register of Deeds of Oakland County, Michigan, as amended by that certain First Modification of Mortgage, Assignment of Rents and Security Agreement and Assignment of Leases dated of even date herewith and to be recorded, (iii) Mortgage, Assignment of Rents and Security Agreement from Owner to Lender, dated February 7, 1990 and recorded in Liber 24534, page 575 of the Register of Deeds of Wayne County, Michigan, as amended by that certain First Modification of Mortgage, Assignment of Rents and Security Agreement and Assignment of Leases dated of even date herewith and to be recorded, (iv) Deed of Trust, Assignment of Rents and Security Agreement from Owner to Lender, dated February 7, 1990 and recorded in Book 1575, page 186 of the Register of Deeds of Durham County, North Carolina, as amended by that certain First Modification of Deed of Trust, Assignment of Rents and Security Agreement and Assignment of Leases dated of even date herewith and to be recorded, (v) Mortgage, Assignment of Rents and Security Agreement from Owner to Lender, dated February 7, 1990 and recorded as document #0006593 in the deed records of Montgomery County, Ohio, as amended by that certain First Modification of Mortgage, Assignment of Rents and Security Agreement and Assignment of Leases dated of even date herewith and to be recorded, and (vi) Deed of Trust, Assignment of Rents and Security Agreement from Owner to Lender, dated February 7, 1990 and recorded in Book 7529, page 1702 of the land records of

Fairfax County, Virginia, as amended by that certain First Modification of Deed of Trust, Assignment of Rents and Security Agreement and Assignment of Leases dated of even date herewith and to be recorded (the aforesaid Deeds of Trust, Assignments of Rents and Security Agreements and Mortgages, Assignments of Rents and Security Agreements, as further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, collectively referred to as the "Security Documents"); and

                  WHEREAS, Owner has title to real property more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference, except that the interest acquired with respect to the real property located in California is a leasehold estate and a portion of the real property located in Virginia is a leasehold estate (together with the improvements situated thereon, collectively referred to as the "Property"), upon which are located six (6) Marriott full-service hotels and other improvements (collectively referred to as the "Hotels"); and

                  WHEREAS, Owner and Marriott entered into that certain Closing and Indemnity Agreement dated as of February 8, 1990 (the "Closing and Indemnity Agreement") providing, among other things, certain covenants, assurances and indemnities to Owner relating to the Property and the Hotels, as more fully set forth therein; and

                  WHEREAS, Owner is in default of its obligations under the Existing Loan Agreement and Lender and Owner desire to restructure such obligations by amending and restating the Existing Loan Agreement pursuant to the terms of that certain Amended and Restated Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Loan Agreement"); and

                  WHEREAS, as a condition to Lender's restructuring such obligations pursuant to the Loan Agreement, the parties hereto desire to enter into an assignment of the Closing and Indemnity Agreement, all as hereinafter provided;

                  NOW, THEREFORE, in consideration of the foregoing premises, to induce Lender to enter into the Loan Agreement, the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                  1. Assignment. As security for payment by Owner of all of its
                     ----------
obligations under the Loan Agreement, the indebtedness evidenced and secured by the Security Documents and all other documents, instruments and agreements now or hereafter evidencing or securing the Loan (collectively referred to as the "Loan Documents"), Owner hereby grants, transfers and assigns to Lender, its successors and assigns, all of the right, title and interest of Owner in, to and under the Closing and Indemnity Agreement; provided, however, Owner may continue to exercise its
                         --------  -------
rights, powers and privileges thereunder so long as no event of default under this Assignment has occurred and is continuing after expiration of any applicable cure period. This Assignment is intended as a present and absolute assignment and not merely as the passing of a security interest.

                  2. Consent to Assignment. Marriott consents to the assignment
                     ----------------------
of the Closing and Indemnity Agreement by Owner to Lender.

                  3. Termination. Marriott acknowledges, confirms, covenants and
                     -----------
agrees that it has no right, of any kind or nature whatsoever, to terminate the Closing and Indemnity Agreement.

                  4. Certification of Owner and Marriott. Owner and Marriott
                     -----------------------------------
further certify and confirm to and for the benefit of Lender as follows:

                     (a) Attached hereto as Exhibit "B" and incorporated herein by this reference is a true, correct and complete copy of the Closing and Indemnity Agreement, and there have been no amendments, modifications or supplementations thereto as of the date hereof except as attached hereto.

                     (b) The Closing and Indemnity Agreement is valid, binding and enforceable in accordance with its terms and is in full force and effect.

                     (c) To the best knowledge of Owner and Marriott, the only items identified on Schedule A to the Closing and Indemnity Agreement which have not been performed, completed, or otherwise resolved in a manner satisfactory to Owner as of the date hereof are the following:

                                (i)     Dayton Hotel: none
                                (ii)    Fairview Park Hotel: 2 and 3
                                (iii)   Research Triangle Park Hotel: none
                                (iv)    Southfield Hotel: 1 and 2
                                (v) All Hotels: 1, to the extent that any such licenses or permits can be issued in the name of Owner and have not been so issued.

                  5. Amendments to Agreement. Owner and Marriott agree not to
                     ------------------------
enter into any amendment to or modification of the Closing and Indemnity Agreement without the prior written consent of Lender, such consent not to be unreasonably withheld, conditioned or delayed. Any amendment or modification thereto entered into without Lender's prior written consent shall be null and void, and of no force or effect.

                  6.  Effect of this Instrument on Closing and Indemnity
                      --------------------------------------------------
Agreement. Owner is executing this Assignment for the purposes of (i) assigning
---------
its right, title and interest in the Closing and Indemnity Agreement to Lender as set forth in this Assignment, and (ii) acknowledging and consenting to the covenants and agreements of Lender and Marriott hereunder; accordingly, nothing contained herein shall alter, modify or diminish the obligations, covenants and agreements of Marriott or Owner, one to the other, under the Closing and Indemnity Agreement except as expressly provided to the contrary herein.

                  7.  Events of Default. It shall be an event of default
                      -----------------
hereunder if (i) either Owner or Marriott shall fail to observe or perform any of their respective obligations hereunder or (ii) if any warranty, representation or certification herein made or confirmed to Lender shall prove to have been false or misleading in any material respect when made. The occurrence of any Event of Default by Owner under any of the Loan Documents shall constitute an event of default hereunder. No remedies shall be exercised by Lender for the occurrence of any event of default or default herein until written notice is given to Owner and any applicable cure rights have expired without cure, to the extent provided by the Loan Documents.

                  8.  Reliance by Lender. Owner and Marriott each acknowledge
                      ------------------
and recognize that the covenants and certifications contained herein will be relied upon by Lender in entering into the Loan Agreement.

                  9.  Governing Law. This Assignment shall be construed in
                      -------------
accordance with the laws of the State of Georgia, and such laws shall govern the interpretation, construction and enforcement hereof. Wherever possible each provision of this Assignment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Assignment.

                  10. Counterparts. This Assignment may be executed in
                      ------------
counterparts, each of which shall constitute an original and all of which counterparts together shall constitute one and the same agreement.

                  11. Survival. This Assignment shall survive any foreclosure of
                      --------
the Loan Documents and any extinguishment of the indebtedness secured hereby or thereby as a result of such foreclosure.




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

                  12. Successors and Assigns. This Assignment shall be binding
                      ----------------------
upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                  13. Termination. Upon the payment in full of all indebtedness
                      -----------
secured by the Loan Documents, this Assignment shall become and be void and of no effect.

                  14. Limitation of Liability. Notwithstanding anything in this
                      -----------------------
Assignment to the contrary, all of Lender's rights and remedies for any default by Owner hereunder are expressly limited by, and subject to, the provisions of
Section 2.20 of the Loan Agreement dated of even date herewith between Owner and Lender entitled "Limitation of Liability." The foregoing shall in no manner whatsoever limit the obligations or liabilities of Marriott under the Closing and Indemnity Agreement.

                  15. Inconsistent Terms. To the extent any term or condition
                      ------------------
contained in the Closing and Indemnity Agreement is inconsistent with any of the terms and conditions contained in this Assignment, the terms and conditions of this Assignment shall control.

                  16. Lender's Acknowledgment. Lender hereby acknowledges and
                      -----------------------
agrees that it has received evidence satisfactory to it as to the performance or completion of all of the items identified on Schedule A to the Closing and Indemnity Agreement, or that all of such items have otherwise been resolved in a manner satisfactory to it, except for such items identified in Section 4(c)(ii) and 4(c)(iv) hereof.

                  17. Loan Agreement. This Assignment is being executed and
                      --------------
delivered pursuant to the Loan Agreement. All capitalized terms used herein, unless otherwise herein defined, shall have the meanings ascribed to them in the Loan Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused their respective authorized officers or general partners to execute this Assignment under seal as of the day and year first above written.


                                MARRIOTT DIVERSIFIED AMERICAN
                                HOTELS, L.P., a Delaware limited
                                partnership

                                By:   Marriott MIDAH One Corporation, a
                                      Delaware corporation, Sole General
                                      Partner


                                      By: /s/ Jeffrey P. Mayer
                                         ------------------------------------
                                         Name:  Jeffrey P. Mayer
                                              -------------------------------
                                         Title:  Vice President
                                               ------------------------------

                                                 [CORPORATE SEAL]



                                MARRIOTT CORPORATION, a Delaware
                                corporation


                                By: /s/ Matthew J. Hart
                                   ------------------------------------------
                                   Name: Matthew J. Hart
                                        -------------------------------------
                                   Title:  SR. VICE PRESIDENT
                                         ------------------------------------

                                                 [CORPORATE SEAL]



                                NATIONSBANK OF GEORGIA,
                                NATIONAL ASSOCIATION


                                By:
                                   ------------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------




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

                                TABLE OF EXHIBITS
                                -----------------



                          Exhibit A - Legal Description

                  Exhibit B - Closing and Indemnity Agreement




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